UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 19, 2024

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	NVOS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed on April 27, 2023 with the Securities and Exchange Commission (the “SEC”), Novo Integrated Sciences, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”), dated April 26, 2023, with RC Consulting Group LLC in favor of SCP Tourbillion Monaco or registered assigns (the “Holder”), pursuant to which the Company issued an unsecured 15-year promissory note to the Holder (the “Note”) with a maturity date of April 26, 2038, in the principal sum of $70,000,000, which amount represents the $57,000,000 purchase price plus a yield (non-compounding) of 1.52% (zero coupon) per annum from the issue date.

The Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the SPA or the Note. Upon the occurrence of any Event of Default (as defined in the Note), the Note is to become immediately due and payable, and the Company will pay to the Holder, in full satisfaction of its obligations thereunder, an amount equal to the principal amount then outstanding plus accrued interest (including any default interest) through the date of full repayment multiplied by 125%, as well as costs, including, without limitation, legal fees and expenses, of collection, all without demand, presentment or notice.

As previously reported on the Company’s Current Report on Form 8-K, filed with the SEC on February 15, 2024, the Company received a notification letter (the “Notification Letter”) from The Nasdaq Stock Market, LLC (“Nasdaq”) on February 9, 2024, indicating that the Company was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”).

According to the SPA, the Company’s non-compliance with the Minimum Bid Price Requirement constituted an Event of Default under the terms of the SPA and Note.

Also as previously reported on the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024, the Company and the Holder entered into a Limited Waiver (the “Initial Waiver”) exempting any determination of non-compliance associated with the Minimum Bid Price Requirement, and is solely related to any notice of deﬁciency in accordance with the Minimum Bid Price Requirement but does not extend to any delisting associated with the Minimum Bid Price Requirement under the SPA and the Note. Nothing in the Initial Waiver is be deemed to: (1) constitute a waiver, modiﬁcation or amendment of any other term, provision or condition of the SPA or any other instrument or agreement referred to therein; (2) prejudice any right or remedy that the Holder may now have or may have in the future under or in connection with the SPA or any other instrument or agreement referred to therein, except as otherwise set forth therein.

All other provisions and conditions of the SPA and any other documents related to the SPA remained in full force and eﬀect.

As previously reported on the Company’s Current Report on Form 8-K filed on March 18, 2024 with the SEC, on March 18, 2024, the Company entered into the Assignment of Security Purchase Agreement and Promissory Note (the “Assignment”) with RC Consulting Group LLC and RC Consulting Consortium Group LLC. Pursuant to the terms of the Assignment, RC Consulting Group LLC assigned and transferred to RC Consulting Consortium Group LLC all of RC Consulting Group LLC’s right, title, claim and interest in and to the SPA and the Note, and RC Consulting Consortium Group LLC agreed to assume the same. Except as set forth in the Assignment, the terms of the SPA and the Note, each as amended from time to time, including by the Initial Waiver, remain in full force and effect.

March 2024 Limited Waiver

On March 19, 2024, the Company and RC Consulting Consortium Group LLC entered into a Limited Waiver (the “March 2024 Waiver”) applicable to the SPA. In particular, as a result of the March 2024 Waiver, RC Consulting Consortium Group LLC waived the SPA provision requiring the Company to use the proceeds of the Note for business development and general working expenses, and not for any other purpose, including but not limited to (i) the repayment of any indebtedness owed to officers, directors or employees of the Company, (ii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iii) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (iv) in violation or contravention of any applicable law, rule or regulation. Nothing in the March 2024 Waiver will be deemed to: (1) constitute a waiver, modiﬁcation or amendment of any other term, provision or condition of the SPA or any other instrument or agreement referred to therein; (2) prejudice any right or remedy that RC Consulting Consortium Group LLC, in favor of SCP Tourbillion Monaco may now have or may have in the future under or in connection with the SPA or any other instrument or agreement referred to therein, except as otherwise set forth therein.

All other provisions and conditions of the SPA and any other documents related to the SPA remained in full force and eﬀect.

The foregoing summary of the March 2024 Waiver does not purport to be complete and is qualified in its entirety by reference to the March 2024 Waiver, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Limited Waiver, dated March 19, 2024, by RC Consulting Consortium Group LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: March 19, 2024	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer